EXHIBIT 23.1

                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to registration statement of our report dated February 19, 1999, included in Main Street and Main Incorporated's Form 10-K for the year ended December 28, 1998, and to all references to our firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP


Phoenix, Arizona,
  April 30, 1999.